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                         MARINE DRILLING COMPANIES, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2001

         The undersigned shareholder hereby appoints T. SCOTT O'KEEFE and JAN RASK, and each of them, with full power of substitution and with discretionary authority, the attorneys of the undersigned to vote all shares registered in the name of the undersigned at the Special Meeting of Shareholders of Marine Drilling Companies, Inc. ("Marine") to be held on September 12, 2001, at 9:00 a.m., at the Westchase Hilton, 9999 Westheimer, Houston, Texas 77042, or at any adjournment or postponement thereof, with respect to the proposal to approve the Agreement and Plan of Merger, dated as of May 23, 2001, and all other matters which may come before the special meeting or any adjournment or postponement thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE BOARD OF DIRECTORS OF MARINE RECOMMENDS A VOTE FOR THE PROPOSAL.



      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                              FOLD AND DETACH HERE

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[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE.
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                                                 FOR       AGAINST       ABSTAIN
                                                 [ ]         [ ]            [ ]
1.  Approval of the Agreement and Plan
    of Merger dated as of May 23, 2001.





Signature______________________________________________  Date: ___________, 2001
Sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, officer, administrator, trustee, or guardian, please give full title as such.


                                   PLEASE VOTE